                           401(K) PROFIT SHARING PLAN

                                       OF

                                RAPIDFORMS, INC.

                             As Amended and Restated

                          Effective as of July 1, 1996


INTRODUCTION....................................................................................................  v

SECTION I.        DEFINITIONS...................................................................................  1
         1.1      "Account".....................................................................................  1
         1.2      "Affiliated Company"..........................................................................  1
         1.3      "Amendment Effective Date"....................................................................  1
         1.4      "Anniversary Date"............................................................................  1
         1.5      "Code"........................................................................................  1
         1.6      "Committee"...................................................................................  1
         1.7      "Company".....................................................................................  1
         1.8      "Compensation"................................................................................  1
         1.9      "Effective Date"..............................................................................  2
         1.10     "Elective Deferral Account"...................................................................  2
         1.11     "Employee"....................................................................................  2
         1.12     "ERISA".......................................................................................  2
         1.13     "Five Percent Owner"..........................................................................  2
         1.14     "414(q)(7) Compensation"......................................................................  2
         1.15     "Fund"........................................................................................  2
         1.16     "Highly Compensated Employee".................................................................  2
         1.17     "Hour of Service".............................................................................  4
         1.18     "Investment Fund".............................................................................  5
         1.19     "Key Employee"................................................................................  5
         1.20     "Leased Employee".............................................................................  5
         1.21     "Limitation Year".............................................................................  5
         1.22     "Matching Contribution Account"...............................................................  5
         1.23     "Member"......................................................................................  5
         1.24     "Non-Highly Compensated Employee".............................................................  5
         1.25     "Non-Key Employee"............................................................................  5
         1.26     "Normal Retirement Age".......................................................................  6
         1.27     "Participating Member"........................................................................  6
         1.28     "Plan"........................................................................................  6
         1.29     "Plan Year"...................................................................................  6
         1.30     "Profit Sharing Account"......................................................................  6
         1.31     "QDRO"........................................................................................  6
         1.32     "Qualified Joint and Survivor Annuity"........................................................  6
         1.33     "Qualified Non-Elective Contribution Account".................................................  6
         1.34     "REA".........................................................................................  6
         1.35     "Rollover Account(s)".........................................................................  6
         1.36     "Sponsor".....................................................................................  6
         1.37     "Spouse"......................................................................................  6
         1.38     "TEFRA".......................................................................................  6
         1.39     "Total Disability"............................................................................  6
         1.40     "Trustee".....................................................................................  7

SECTION II.       PARTICIPATION AND SERVICE.....................................................................  7
         2.1      Initial Eligibility...........................................................................  7
         2.2      Break-in-Service..............................................................................  7



         2.3      Readmission After Termination of Employment...................................................  8

SECTION III.      CONTRIBUTIONS.................................................................................  8
         3.1      Amount of Contributions.......................................................................  8
         3.2      Timining of Contributions.....................................................................  8

SECTION IV.       CREDITS OF MEMBERS............................................................................  8
         4.1      Allocation of Company Contributions...........................................................  9
         4.2      Eligibility...................................................................................  9
         4.3      Participating Members.........................................................................  9
         4.4      Allocation of Realized Gains, Losses and Expenses.............................................  9
         4.5      Annual Additions Limitations.................................................................. 10
         4.6      Allocation of Amounts in Excess of Section 415 Limitations.................................... 11
         4.7      Annual Additions Limitations for Multiple Plans............................................... 12
         4.8      Allocation Date............................................................................... 12
         4.9      Valuation - Fund Assets....................................................................... 12
         4.10     Valuation - Profit Sharing Account and Rollover Account(s).................................... 12

SECTION V.        VESTING....................................................................................... 13
         5.1      Profit Sharing Account, Matching Contribution Account, Qualified
                  Non-Elective Contribution Account, Elective Deferral Account and
                  Rollover Account(s)........................................................................... 13

SECTION VI.       EMPLOYEE ELECTIVE CASH OR DEFERRED ARRANGEMENT................................................ 14
         6.1      Definitions................................................................................... 14
         6.2      Amount and Timing of Elective Deferrals....................................................... 16
         6.3      Amount of Matching Contributions.............................................................. 17
         6.4      Amount of Qualified Non-Elective Contributions................................................ 17
         6.5      Amount of Voluntary Non-deductible Contributions.............................................. 17
         6.6      Excess Elective Deferrals..................................................................... 17
         6.7      Actual Deferral Percentage Test............................................................... 18
         6.8      Average Contribution Percentage Test.......................................................... 20
         6.9      Allocation and Valuation...................................................................... 23
         6.10     Distribution (Normal and Hardship)............................................................ 23

SECTION VII.      TOP HEAVY PLAN RULES.......................................................................... 25
         7.1      General Rule.................................................................................. 25
         7.2      Determination of Top Heavy Status............................................................. 25
         7.3      Minimum Contribution.......................................................................... 27
         7.4      Vesting....................................................................................... 28

SECTION VIII.     INVESTMENT OF FUNDS........................................................................... 29
         8.1      Vesting....................................................................................... 29
         8.2      Investment Direction by Members............................................................... 29
         8.3      Accounting Procedure.......................................................................... 29
         8.4      Failure to Direct Investment.................................................................. 30

SECTION IX.       DISTRIBUTION OF BENEFITS...................................................................... 30



         9.1      Distribution in General....................................................................... 30
         9.2      Death or Disability........................................................................... 30
         9.3      Valuation and Retirement Options.............................................................. 30
         9.4      Form of Benefit............................................................................... 30
         9.5      Termination of Employment Other Than Because of Death, Total
                  Disability or Retirement...................................................................... 36
         9.6      Annual Fund Adjustments....................................................................... 39
         9.7      Death Benefits................................................................................ 39
         9.8      Designation of Beneficiary.................................................................... 39
         9.9      Payment to Minors, etc........................................................................ 40
         9.10     Commencement of Benefits...................................................................... 40
         9.11     Loans to Members.............................................................................. 40
         9.12     Nonalienation of Benefits..................................................................... 43
         9.13     Receipt of Domestic Relations Order........................................................... 43
         9.14     Qualified Spousal Consent..................................................................... 44
         9.15     Direct Rollovers.............................................................................. 44

SECTION X.        THE COMMITTEE................................................................................. 45
         10.1     Appointment of Committee...................................................................... 45
         10.2     Adoption of Rules............................................................................. 45
         10.3     Delegation;Contracting for Services........................................................... 45
         10.4     Construction of the Plan...................................................................... 46
         10.5     Records....................................................................................... 46
         10.6     Member's Access to the Committee.............................................................. 46
         10.7     Designation of Plan Administrator; Power and Duties of the
                  Committee..................................................................................... 46
         10.8     Review of Decisions of the Committee.......................................................... 46
         10.9     Reporting and Disclosure...................................................................... 46
         10.10    Indemnification............................................................................... 47
         10.11    Service of Legal Process...................................................................... 47

SECTION XI.       DISTRIBUTION OF BENEFITS...................................................................... 47
         11.1     Distribution in General....................................................................... 47
         11.2     Voluntary Termination......................................................................... 47
         11.3     Liability of the Company...................................................................... 48
         11.4     Plan and Trust Qualification.................................................................. 48

SECTION XII.      MISCELLANEOUS................................................................................. 48
         12.1     Plan Creates No Contract of Employment........................................................ 48
         12.2     Exclusive Benefit of Funds.................................................................... 48
         12.3     Transfer from Qualified Funds................................................................. 48
         12.4     Severability of Provisions.................................................................... 49
         12.5     Mergers and Consolidation of Plans............................................................ 49
         12.6     Exclusive Benefit; Refund of Contributions.................................................... 50
         12.7     Liquidation of the Company.................................................................... 50
         12.8     Location of Member or Beneficiary Unknown..................................................... 50
         12.9     Headings and Captions......................................................................... 50

                                  INTRODUCTION
                                  ------------

         This Plan is to provide eligible Employees of RapidForms, Inc., and Affiliated Companies who adopt the Plan, with deferred compensation.

         This Plan was originally effective August 8, 1965 as the RapidForms, Inc. Profit Sharing Plan. The RapidForms, Inc. Profit Sharing Plan is being amended and restated effective July 1, 1996 due to (1) the merger of the RapidForms, Inc. 401(k) Plan and the Russell & Miller, Inc. Profit Sharing Plan into it and (2) the addition of a 401(k) salary reduction feature.

         This Plan is a deferred compensation plan qualified under Section 401(a) of the Internal Revenue Code. It includes this Plan and the related Trust Agreement.

         All trust assets held under the Plan and Trust will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the Trust Agreement. The Plan is administered by an administrative Committee for the exclusive benefit of Members (and their beneficiaries).

                                RAPIDFORMS, INC.

                           401(K) PROFIT SHARING PLAN

                             As Amended and Restated
                          Effective as of July 1, 1996

SECTION I.        DEFINITIONS

         1.1 "Account" shall mean the entire interest of a Member in the Plan. A Member's Account will consist of the sum of the Profit Sharing Account, Rollover Account(s), Elective Deferral Account, Matching Contribution Account and Qualified Non-Elective Contribution Account.

         1.2 "Affiliated Company" shall mean (a) any entity included with the Company in a controlled group of corporations (as defined in Code Section 414(b)); (b) a trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)); (c) any organization (whether or not incorporated) in an affiliated service group (as defined in Code
Section 414(m)); and (d) any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

         1.3 "Amendment Effective Date" shall mean July 1, 1996, the date when this Restated Plan shall be effective.

         1.4 "Anniversary Date" shall mean any January 1 after the Effective
Date.

         1.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.6 "Committee" shall mean the administrative Committee appointed as provided in Section IX.

         1.7 "Company" shall mean RapidForms, Inc., a New Jersey corporation, and any Affiliated Company, that with the approval of the board of directors of the Sponsor, has joined the Plan by executing a declaration of joinder.

         1.8 "Compensation" shall mean the first $150,000 of cash compensation paid by the Company [or Affiliated Company] to a Member during the Plan Year, including salary, wages, overtime pay, bonuses and commissions, excluding reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits, but including any amount contributed which qualifies as an "elective contribution" as defined in
Section 6.1 or amounts which are not includable in the gross income of the Member under Code Section 125. Compensation shall not include contributions to this or any other plan for the benefit of Employees, remuneration derived from nonrecurring extraordinary items, or amounts attributable to service before becoming a Member. Compensation shall be calculated only for the balance of the Plan Year during which the Member participates. The limitation on Compensation shall be adjusted to reflect cost-of-living increases provided in accordance with Code Section 401(a)(17). Furthermore, for purposes of the limitation on Compensation, the

"family member rule" as set forth in Section 1.16(c) of the Plan shall apply in determining a Member's total Compensation. However, for purposes of this Section, the term "family member" shall include only the Member's spouse and any children who have not attained age 19 before the close of the Plan Year in question. See Sections 1.16 and 1.19 for special testing definitions of compensation.

         1.9 "Effective Date" shall mean August 8, 1965, the date as of which the Plan was effective.

         1.10 "Elective Deferral Account" shall mean a Member's account established pursuant to the provisions of Section 6.2.

         1.11 "Employee" shall mean any individual employed by the Company or an Affiliated Company, including any Leased Employees, but excluding any person who is (i) an independent contractor, or (ii) a member of or otherwise included in a collective bargaining unit which has negotiated with the Company in good faith for retirement benefits.

         1.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.13 "Five Percent Owner" shall mean any individual who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of any Affiliated Company. Code Section 318 shall be applied for purposes of this section by substituting "5%" for "50%" in Code Section 318(a)(2)(C). In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Section 414(b), (c), and
(m) shall be treated as separate employers. In determining whether an Employee is a Five Percent Owner of an entity which is not a corporation, Five Percent Owner shall mean any individual who owns more than 5% of the capital or profits interest in the entity.

         1.14 "414(q)(7) Compensation" shall mean 415 Compensation as defined below, but without excluding therefrom amounts not included in taxable income because of Code Sections 125 (relating to cafeteria plans), 402(a)(8) (relating to cash or deferred arrangements), 402(h) (relating to simplified employee pensions), and Code Section 403(b) (relating to annuity contracts).

         1.15 "Fund" shall mean all property held by the Trustee for purposes of the Plan.

         1.16 "Highly Compensated Employee" shall mean:

                  (a) each Employee who, with respect to the Company or an Affiliated Company, performed services (an "Active Employee") during the Plan Year for which a determination is being made (the "Determination Year") and who during such Determination Year, or the preceding Determination Year,

                           (i) was at any time a Five Percent Owner;

                           (ii) received 414(q)(7) Compensation in excess of
                  $100,000 (adjusted to reflect any cost of living increases provided in accordance with Code Section 415(d));

                           (iii) received 414(q)(7) Compensation in excess of
                  $66,000 (adjusted to reflect any cost of living increases provided in accordance with Code Section 415(d)) and was in the top 20% of Active Employees (based on 414(q)(7) Compensation received) during such year; or

                           (iv) was an officer (as defined in Code Section
                  416(i) and the regulations issued thereunder) and received 414(q)(7) Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan year ($120,000 for 1996 to be adjusted to reflect any cost of living increases provided in accordance with Code Section 415(d)). If the Company does not have at least one officer whose annual 414(q)(7) Compensation is in excess of 50% of the amount in effect under Code Section 415(b)(1)(A) for any Plan Year, then the highest paid officer of the Company will be treated as a Highly Compensated Employee.

Notwithstanding the foregoing, the provisions of paragraph (ii), (iii) or (iv) above shall not cause an Employee to be treated as a Highly Compensated Employee for the Determination Year of reference unless such Employee is one of the top 100 Active Employees (based on 414(q)(7) Compensation received) during such Determination Year and was a Highly Compensated Employee in accordance with the provisions of paragraph (ii), (iii) or (iv) above for the preceding Determination Year (without regard to this sentence).

         The term "Highly Compensated Employee" includes a Highly Compensated Former Employee.

                  (b) A Highly Compensated Former Employee shall mean any Employee who separated from service (or was deemed to have separated) prior to the Determination Year, performs no service for the Company during the Determination Year and was an active Highly Compensated Employee for either the separation year or any Determination Year ending on or after the Employee's 55th birthday.

                  (c) Family Member Rule - If an Employee is a "family member" of either (1) a Five Percent Owner or (2) one of the top ten Highly Compensated Employees based on 414(q)(7) Compensation, then any compensation paid to the "family member" and any contributions made under the Plan for the "family member" are aggregated with the compensation paid and contributions made for the Highly Compensated Employee. An individual is a "family member" with respect to a Member if he is a spouse, lineal ascendant or descendant or the spouse of a lineal ascendant or descendant.

                  (d) The determination of Highly Compensated Employee made pursuant to this Section shall be made in accordance with Code Section 414(q) and the regulations issued thereunder.

         1.17     "Hour of Service" shall mean:

                  (a) Each hour for which an Employee is paid or entitled to payment, for the performance of duties for the Company during the applicable computation period.

                  (b) Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) layoff, jury duty, military duty or leave of absence, provided that an individual shall be credited with no more than 501 hours of service on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period). For purposes of this subparagraph (b), a payment shall be deemed to be made by or due from the Company regardless of whether such payment is made by or due from the Company directly, or indirectly through, among others, a trust fund, or insurer to which the Company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same hours of service shall not be credited both under subparagraph (a) or subparagraph (b), as the case may be, and under this subparagraph. Crediting of hours of service for back pay awarded or agreed to with respect to periods described in subparagraph (b) shall be subject to the limitations set forth in that subparagraph.

                  (d) For purposes of determining hours of service for reasons other than the performance of duties and for crediting of hours of service to computation periods, the rules of DOL Reg. Secs. 2530.200b-2(b) and (c) are hereby specifically incorporated by reference.

         Hours of Service shall also be credited for employment with Affiliated Companies.

         Solely for the purpose of determining whether a One Year Break-in-Service has occurred, Hours of Service shall be credited for "maternity and paternity leaves of absence". A "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the pregnancy of the Member, birth of a child of the Member, placement of a child with the Member in connection with the adoption of such child by such Member, or for purposes of caring for such child for a period beginning immediately following such birth or placement. For purposes of this paragraph, Hours of Service shall be credited for the computation period in which the absence from work begins, only if a credit therefor is necessary to prevent the Member from incurring a One Year Break-in-Service, or in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Committee is unable to determine such hours normally credited, eight Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

         1.18 "Investment Fund" shall mean all property, except contracts, held by the Trustee for the purpose of the Plan.

         1.19 "Key Employee" means any Employee or former Employee (and his beneficiaries) who, at any time during the Plan Year ending on the Determination Date (the last day of the preceding Plan Year, the last of the first Plan Year, or such other date as defined in Treasury Regulations) or any of the preceding four Plan Years, is:

                  (a) an officer of the Company or Affiliated Company (as the term officer is defined within the meaning of the regulations under Code Section
416), having an annual 414(q)(7) Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan year ($120,000 for 1996 to be adjusted to reflect any cost of living increases provided in accordance with Code Section 415(d)), provided that no more than 50 Employees, or if lesser the greater of 3 or 10% of the Employees, shall be treated as officers;

                  (b) one of the ten Employees owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company or an Affiliated Company required to be aggregated under Code Sections 414(b), (c),
(m) and (o) and having annual 414(q)(7) Compensation for the Plan year of more than the dollar amount set forth in Section 4.5(a) applicable to the Plan year; provided that if two Employees have the same ownership interest in such employers, the Employee having the greater amount of compensation from the employers shall be treated as having the larger interest;

                  (c) a "Five Percent Owner" of the Company or Affiliated
Company.

                  (d) a "one percent owner" of the Company or Affiliated Company having an annual 414(q)(7) Compensation of more than $150,000 and who would be a Five Percent Owner if 1% were substituted for 5% in the definition of Five Percent Owner.

         1.20 "Leased Employee" shall mean a person described in Code Section 414(n)(2). This Plan shall not cover any Leased Employee.

         1.21 "Limitation Year" shall mean the Plan Year for purposes of Section IV.

         1.22 "Matching Contribution Account" shall mean a Member's account established pursuant to the provisions of Section 6.3.

         1.23 "Member" shall mean any Employee employed by the Company who meets the eligibility requirements of Section 2.1, has become a Member of the Plan pursuant to Section 2.1 and is employed by the Company on the appropriate entry date pursuant to Section 2.1.

         1.24 "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

         1.25 "Non-Key Employee" shall mean any Employee who is not a Key Employee.

         1.26 "Normal Retirement Age" shall be age 65.

         1.27 "Participating Member" shall mean any Member who meets the requirements of Section 4.3.

         1.28 "Plan" shall mean the 401(k) Profit Sharing Plan of the Company as set forth herein.

         1.29 "Plan Year" shall mean a fiscal year ending on December 31 of any year.

         1.30 "Profit Sharing Account" shall mean a Member's account attributable to Company contributions under this Plan plus earnings, accretions, or forfeitures less any loss properly allocated to such Profit Sharing Account.

         1.31 "QDRO" shall mean a "qualified domestic relations order" within the meaning of Section 206(d)(3)(B) of ERISA.

         1.32 "Qualified Joint and Survivor Annuity" shall mean an immediate annuity for the life of the Member, with a benefit payable after the death of the Member to the surviving Spouse of the Member for the life of such surviving Spouse, where the periodic benefit payable to such surviving Spouse is not less than 50% nor more than 100% of the periodic benefit payable to the Member during his lifetime, and which is the amount of benefit which can be purchased with the Member's vested Account. Unless otherwise specified in the Plan, any reference to a Qualified Joint and Survivor Annuity in the Plan shall be a reference to such an annuity providing a surviving Spouse's benefit of 50% of the benefit that would have been (or was) payable to the Member during his lifetime.

         1.33 "Qualified Non-Elective Contribution Account" shall mean a Member's account established pursuant to the provisions of Section 6.4.

         1.34 "REA" shall mean the Retirement Equity Act of 1984.

         1.35 "Rollover Account(s)" shall mean a Member's account established pursuant to the provisions of Section 11.3.

         1.36 "Sponsor" shall mean RapidForms, Inc., a New Jersey corporation.

         1.37 "Spouse" shall mean the person to whom the Member was married on the earlier of his benefit commencement date or his date of death. However, Spouse shall instead refer to a former spouse to the extent provided under a QDRO.

         1.38 "TEFRA" shall mean the Tax Equity and Fiscal Responsibility Act of 1982.

         1.39 "Total Disability" shall mean disability of an apparently permanent nature based on medical certification which prevents the Employee from performing the principal duties of his regular occupation with the Company. The Committee may require physical examinations by its medical representative at reasonable intervals during the continuance of the disability, and the decision of the Committee regarding the extent of the disability shall be final.

         1.40 "Trustee" shall mean the Trustee or Trustees duly designated by the board of directors of the Sponsor from time to time pursuant to the terms of a Trust Agreement ("Trust Agreement").

         Terms stated in the masculine or feminine gender shall be construed as applying in the opposite gender as appropriate in the context or circumstances. Terms stated in the singular or plural shall be deemed the opposite as appropriate in the context or circumstances.

SECTION II.                PARTICIPATION AND SERVICE

         2.1 Initial Eligibility. For purposes of Section 3.1, each Employee hired prior to August 1, 1996 who has completed a Year of Service during a Plan Year shall become a Member as of the first day of such Plan Year. For purposes of eligibility to make Elective Deferrals under Article VI, each employee hired prior to August 1, 1996 who has completed a Year of Service during a Plan Year shall become a Member as of the next January 1 or July 1 after the Employee has completed a Year of Service, provided that the Employee is employed by the Company on such entry date. Each Employee hired on or after August 1, 1996 who has completed a Period of Service shall become a Member of the Plan as of the earlier of the next January 1 or July 1 after the Employee has completed a Period of Service, provided that the Employee is employed by the Company on such entry date. Employees of Affiliated Companies which have not adopted the Plan shall not become Members.

         For purposes of this Section 2.1, (a) "Year of Service" shall mean a computation period of twelve consecutive months of service as an Employee during which the Employee is credited with at least 1,000 Hours of Service, and (b) "Period of Service" shall mean a computation period of six consecutive months of service as an Employee during which the Employee is credited with at least 500 Hours of Service. The initial computation period shall begin with the date on which the Employee first performs an Hour of Service for the Company, any Affiliated Company, or any predecessor corporate employer, partnership or sole proprietorship whether as an Employee, partner or sole proprietor. Subsequent computation periods will be measured from the end of the immediately preceding computation period.

         2.2 Break-in-Service. A "One Year Break-in-Service" shall occur when a Member fails to be credited with more than 500 Hours of Service in any Plan Year. However, a One Year Break-in-Service shall not occur if the Member failed to be credited with more than 500 Hours of Service because of:

                           (a) absence for military service under leave granted by the Company or when required by law, provided the absent Employee returns to employment with the Company within 90 days of his release from active military duty or any longer period during which his right to re-employment is protected by law, or

                           (b) an authorized leave of absence for no longer than two years, for personal hardship or other unusual circumstances.

         Except in the event of an earlier forfeiture under Section 8.5, a Member shall continue as such until such time as the Member has completed five consecutive One Year Breaks-in-Service and is not employed by the Company on the last day of the Plan Year in which occurs the fifth (or later) consecutive One Year Break-in-Service. Any Employee who has ceased to be a Member under the preceding sentence shall again become a Member of the Plan as of his date of re-employment and a Participating Member of the Plan as of the first day of the Plan Year in which he satisfies the requirements of Section 4.3.

         A Member who has completed five consecutive One Year Breaks-in-Service and is not employed by the Company on the last day of the Plan Year in which falls the fifth (or later) consecutive One Year Break-in-Service shall forfeit that portion of the balance in his Profit Sharing Account, determined as of the beginning of the Plan Year in question, which is not vested as of the end of the Plan Year during which the fifth (or later) consecutive One Year Break-in-Service occurs. Thereafter, such a Member will have a 100% vested interest in the nonforfeited balance and all earnings attributed to this balance. An earlier forfeiture may occur pursuant to Section 8.5.

         Furthermore, in the case of a terminated Member whose vested benefit is zero, such Member shall be treated as having received a distribution of his vested benefit upon his termination of employment pursuant to Section 8.5. Restoration of such amounts shall occur, if need be, pursuant to Section 8.5.

         2.3 Readmission After Termination of Employment. A Member of the Plan who terminates employment and who subsequently is reemployed shall again become a Member of the Plan as though his employment had been uninterrupted.

SECTION III.               CONTRIBUTIONS

         3.1 Amount of Contributions. The Company and each Affiliated Company will contribute annually to the Fund in respect of each Plan Year such amount, if any, as may be determined by their respective boards of directors, regardless of whether the Company or the Affiliated Companies have any current or accumulated profits. The amount of contributions made by each employer shall not exceed the amount deductible under Code Section 404(a).

         3.2 Timing of Contributions. Contributions under Section 3.1 will be made not later than the time prescribed by law (including any extensions thereof) for filing the contributing Company's federal income tax return for the Plan Year for which they are made.

SECTION IV.                CREDITS OF MEMBERS

         4.1 Allocation of Company Contributions. Subject to the provisions of
Section 4.5, the Company's contribution for any Plan Year shall be allocated to the Profit Sharing Account of each Participating Member in accordance with the following:

                  (a) First, the Company's contribution for each Plan Year shall be allocated to the Profit Sharing Accounts of Participating Members in the ratio that the sum of each Participating Member's total Compensation plus "excess compensation" bears to the sum of the total Compensation plus "excess compensation" of all Participating Members. The amount allocated pursuant to this paragraph (a) shall not exceed 5.7% of the sum of the total Compensation plus "excess compensation" of all Participating Members.

                  (b) Second, that part of the Company's contribution for the year which exceeds the part of the contribution allocated under paragraph (a) shall be allocated to the Profit Sharing Accounts of all Participating Members according to the ratio that each such Participating Member's compensation for the year bears to the total Compensation of all Participating Members for the year.

                  (c) For purposes of this provision "excess compensation" of a Member shall mean his Compensation in excess of the Social Security Taxable Wage Base in effect on the first day of the Plan year.

         4.2 Eligibility. Before making the allocation pursuant to Section 4.1 above, any amounts released from the Accounts of former Members as forfeitures shall be credited in the following order: (1) against the expenses of the Plan and (2) to Participating Member's Profit Sharing Accounts in the same ratio as the amount of each such Participating Member's Compensation during the Plan Year bears to all such Participating Members' Compensation during the Plan Year.

         4.3 Participating Members. Allocations under Sections 4.1 and 4.2 shall be made only to Members who are Participating Members for the Plan Year. The following Members shall be Participating Members for the Plan Year:

                  (a) Any Member who is credited with 1,000 or more Hours of Service during a Plan Year and who is employed by the Company on the last day of the Plan Year; and

                  (b) A Member (irrespective of the number of Hours of Service with which he is credited), if his employment was terminated prior to such Plan Year end if the reason for such termination was because of his retirement, death or Total Disability.

         4.4 Allocation of Realized Gains, Losses and Expenses. As of the last day of each Plan Year for those Members and former Members who will have a balance in their Profit Sharing Account and/or Rollover Account(s) on such last day, all realized net income, net losses and expenses of the Fund for the Plan Year shall be credited or charged to such Profit Sharing Accounts and/or Rollover Account(s) in direct proportion to the respective balances (determined pursuant to Section 4.9) of each as of the first day of the Plan Year in question, except that during the first Plan Year credits under Section 4.1 for the first Plan Year shall be considered.

         4.5 Annual Additions Limitations. Notwithstanding anything to the contrary contained in this Section IV, the maximum Annual Addition to any Member's Account for any Limitation Year shall in no event exceed the lesser of:

                  (a) $30,000.00, or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code section 415(b)(1) as in effect for the Limitation Year, or

                  (b) 25% of the Member's 415 Compensation for the Limitation Year in question.

         If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve consecutive month period, the maximum permissible amount will not exceed the amount in subparagraph (a) above multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

         The term "Annual Addition" shall mean: (1) the Company's contribution for the Member, (2) forfeitures allocated to the Member's Profit Sharing Account, plus (3) amounts described in Code Sections 415(l)(1) and 419A(d)(2).

         The term "415 Compensation" shall mean a Member's remuneration including wages, salaries, fees for professional services and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with a Company maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), and excluding the following:

                  (a) contributions made by the Company to a deferred compensation plan which, without regard to Code Section 415, are not includable in the Member's gross income for the taxable year in which contributed;

                  (b) Company contributions made on behalf of a Member to a simplified employee pension to the extent they are deductible by the Member under Code Section 219(b)(7);

                  (c) distributions from a deferred compensation plan (except from an unfunded non-qualified plan when includable in gross income);

                  (d) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (e) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or

                  (f) other amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent excludable from gross income) or Company contributions towards the purchase of an annuity contract described in Code Section 403(b).

         The compensation limitation referred to in paragraph (b) above shall not apply to any contribution for medical benefits (within the meaning of Code
Section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition or any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

         Contributions made to the Trust pursuant to Section 11.3 shall not be treated as Annual Additions.

         If, in addition to this Plan, the Company maintains one or more other qualified defined contribution plans as defined by ERISA and the Code, the above limitation on Annual Additions to a Member's Account shall be applied to the maximum Annual Addition (as defined above and in the other such Plan or Plans) made to both Plans in the Limitation Year in question.

         4.6 Allocation of Amounts in Excess of Section 415 Limitations. An allocation may not be made to a Member's Profit Sharing Account in any Plan Year if it will exceed the limits set forth in Section 4.5. However, if as a result of the allocation of forfeitures, a reasonable error in estimating a Member's Compensation, or other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justify the availability of the rules set forth in this Section 4.6, then such allocation would (if made) exceed such limitations, the following steps must be taken:

                  (a) Any elective deferrals made by the Participating Member for the Limitation Year (whether to this Plan or another defined contribution plan maintained by the Company) causing the excess shall be distributed immediately to the Participating Member pursuant to Section 6.6.

                  (b) If after returning any such contributions or deferrals to the Participating Member as provided in paragraph (a) an excess would still exist, and if the excess is a result of forfeitures which were available for allocation pursuant to Section 4.2, the excess amount shall be reallocated to all the other Participating Members in the ratio of each such Participating Member's Compensation for the Plan Year to the total Compensation of all Participating Members sharing the reallocation.

                  (c) If after complying with the provisions in paragraphs (a) and (b) an excess would still exist, then such excess shall remain unallocated and be held in a non-interest bearing suspense account. Amounts held in such suspense account will be allocated in subsequent Limitation Years in accordance with Section 4.2 until the suspense account is exhausted. No additional Company contributions shall be made until the suspense account is exhausted. In no event shall any excess amounts that are held in such suspense account be distributed to a Member or Former Member.

         For purposes of this Section, the term "excess amount" for the Company's contribution shall be the difference between the credit due the Member under Section 4.1 less the limitation amount of the Company's contribution for the Member determined under Section 4.5.

         4.7      Annual Additions Limitations for Multiple Plans.

                  (a) If the Company maintains a qualified Money Purchase Pension Plan and in any Plan Year the Company's contribution to the Money Purchase Pension Plan will when added to the Company's planned Profit Sharing Plan contribution exceed the applicable limitation of Section 4.5, then the Company's contribution to this Plan will be reduced to zero if necessary to bring the combined contributions within the limitations prescribed by Section
4.5 before the Company will reduce its contribution under the Money Purchase Pension Plan.

                  (b) The Company and all Affiliated Companies shall be considered a single employer for purposes of applying the limitation of Code
Section 415.

         4.8 Allocation Date. Credits under Sections 4.1, 4.2 and 4.4, shall be deemed to have been made on the same date to which they are related although actually determined on some later date.

         4.9 Valuation - Fund Assets. The Trustee shall ascertain and certify to the Committee the fair market value of the Fund as of the last day of the Plan Year. In addition, when requested by the Committee, the Trustee shall within fifteen (15) days after the last day of that month ascertain and certify to the Committee, the fair market value of the Fund as of the date requested by the Committee, provided, however, to the extent that the Fund is invested in a common Trust Fund of a corporate Trustee, such interests shall be valued as of the last quarterly valuation date thereof, in the valuation of the Fund. Such determination of value so made shall, for all purposes of the Plan, conclusively establish such value. As of the last day of each Plan Year, the balance in each Member's Profit Sharing Account and Rollover Account(s) shall be adjusted to reflect the fair market value of the Fund as of such last day by allocating the value to each Account less transfers made pursuant to Section 11.3 during the last month of the Plan Year in direct proportion to the respective balances in each Account determined pursuant to this Section 4.9 as of the end of the last Plan Year plus the (1) credits and charges under Sections 4.1, 4.2 and 4.4, and
(2) transfers during the first eleven months for the Plan Year in question. Transfers made pursuant to Section 11.3 during the last month of any Plan Year will be allocated directly to the Member's Rollover Account(s) on a dollar for dollar basis.

         4.10 Valuation - Profit Sharing Account and Rollover Account(s). For purposes of distribution to Members or their beneficiaries under Section VIII, the value of the Profit Sharing Account and Rollover Account(s) for each Plan Year shall be the respective balance in the Member's Profit Sharing Account and Rollover Account(s) as of the valuation date following his death, Total Disability, retirement at Normal Retirement Date or other termination of employment, determined pursuant to
Section 4.9.

SECTION V.        VESTING

         5.1 Profit Sharing Account, Matching Contribution Account, Qualified Non-Elective Contribution Account, Elective Deferral Account and Rollover Account(s). A Member shall have at all times a nonforfeitable interest in his Qualified Non-Elective Contribution Account, Elective Deferral Account and Rollover Account(s). Each Member shall have a vested interest in his Profit Sharing Account and Matching Contribution Accounts determined as of the end of a Plan Year on the basis of Section 4.9, based upon Years of Service determined as follows:

          Years of Service                            Percent Vested
          ----------------                            --------------

            less than 3                                      0%
                      3                                     20%
                      4                                     40%
                      5                                     60%
                      6                                     80%
                      7 or more                            100%

         A member who was employed by CSS Industries, Inc. and had three Years of Service on December 29, 1989 under the CSS Industries, Inc. Profit Sharing Plan shall have the following vested interest in the amount credited to his Profit Sharing Account:

          Years of Service                            Percent Vested
          ----------------                            --------------

            less than 3                                      0%
                      3                                     40%
                      4                                     60%
                      5                                     80%
                      6 or more                            100%

         For purposes of this Section 5.1, "Year of Service" shall mean any Plan Year in which the Employee completes 1,000 Hours of Service.

         A Member who was a participant in the RapidForms, Inc. Profit Sharing Plan who had attained age 60 and had five Years of Service in the RapidForms, Inc. Profit Sharing Plan as of July 1, 1996, shall have a 100% vested interest in his Profit Sharing Account. In addition, as of July 1, 1996, a Participant shall have the greater of the Years of Service calculated under the RapidForms, Inc. 401(k) Plan or the RapidForms, Inc. Profit Sharing Plan.

         A Member who has less than a 100% vested interest in his Profit Sharing and Matching Accounts pursuant to the applicable above schedule shall nonetheless be deemed to have a 100% vested interest upon the happening of the following events:

                  (a) Death prior to termination of his employment by the Company.

                  (b) Normal retirement or retirement due to Total Disability. Any discharge or voluntary termination of employment of a Member who has reached Normal Retirement Age shall be deemed at retirement.

SECTION VI.                EMPLOYEE ELECTIVE CASH OR DEFERRED ARRANGEMENT

         6.1 Definitions. The following definitions shall apply for purposes of this Section VI:

                  (a) Actual Deferral Percentage ("ADP"): For a specified group of Members for a Plan Year, the average of the ratios (calculated separately for each Member in such group) of (i) the amount of Company Contributions actually paid over to the trust on behalf of such Member for the Plan Year to (ii) the Member's Compensation for such Plan Year (whether or not the Employee was a Member for the entire Plan Year). For purposes of computing the Actual Deferral Percentages, an Employee who would be a Member but for failure to make Elective Deferrals shall be treated as a Member on whose behalf no Elective Deferrals are made.

                  (b) Aggregate Limit: The sum of:

                           (i) 125% of the greater of the ADP of the Non-Highly
                  Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA; and

                           (ii) the lesser of 200% or 2 plus the lesser of such
                  ADP or ACP.

                  (c) Average Contribution Percentage ("ACP"): The average of the Contribution Percentages of the Eligible Members in a group. An Eligible Member is any Member of the Plan who is eligible to receive a Matching Contribution.

                  (d) CODA: A cash or deferred arrangement as described under Code Section 401(k) and the regulations thereunder.

                  (e) Company Contributions: Company Contributions on behalf of any Member shall include:

                           (i) any Elective Deferrals made pursuant to the
                  Member's deferral election, including Excess Elective Deferrals, but excluding Excess Elective Deferrals that are taken into account in the Average Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and

                           (ii) Matching Contributions and Qualified
                  Non-Elective Contributions.

                  (f) Contribution Percentage: The ratio (expressed as a percentage) of the Member's Contribution Percentage Amounts to the Member's Compensation for the Plan Year (whether or not the Employee was a Member for the entire Plan Year).

                  (g) Contribution Percentage Amounts: Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Member for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Member's accounts which shall be taken into account in the year in which such forfeiture is allocated. Qualified Non-Elective Contributions shall be included in the Contribution Percentage Amounts. The Company also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                  (h) Elective Deferrals: Any Company Contributions made to the Plan at the election of the Member, in lieu of cash compensation, and including contributions made pursuant to a salary reduction agreement or other deferral mechanism and allocated to a Member's Elective Deferral Account.

                  (i) Elective Deferral Account: A Member's account attributable to such Member's Elective Deferrals under this Plan.

                  (j) Excess Aggregate Contributions: With respect to any Plan Year, the excess of:

                           (i) the aggregate Contribution Percentage Amounts
                  taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                           (ii) the maximum Contribution Percentage Amounts
                  permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                  (k) Excess Contributions: With respect to any Plan Year, the excess of:

                           (i) the aggregate amount of Company Contributions
                  actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                           (ii) the maximum amount of such contributions
                  permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

                  (l) Excess Elective Deferrals: Those Elective Deferrals that are includible in an Employee's gross income under Code Section 402(g) to the extent such Employee's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

                  (m) Matching Contributions: Company Contributions made to this Plan on behalf of a Member on account of a Member's Elective Deferral, under a plan maintained by the Company and allocated to a Member's Matching Contribution Account.

                  (n) Matching Contribution Account: A Member's account attributable to such Member's Matching Contributions under this Plan.

                  (o) Qualified Non-Elective Contributions: Contributions (other than Matching Contributions) made by the Company and allocated to Member's Qualified Non-Elective Contribution Account that the Members may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals.

                  (p) Qualified Non-Elective Contribution Account: shall mean a Member's account attributable to such Member's Qualified Non-Elective Contributions under this Plan.

         6.2 Amount and Timing of Elective Deferrals. Each Participating Member shall be eligible to have Elective Deferrals made on his behalf. Each Participating Member may elect to enter into a written salary reduction agreement with the Company which provides that the Member agrees to accept a reduction in salary (in an amount specified by the Participating Member) from the Company and that the Company will make a contribution to his Elective Deferral Account in an amount equal to the amount by which the Participating Member's salary was reduced pursuant to the salary reduction agreement. The maximum reduction in salary that a Participating Member may elect shall not exceed 15% of his Compensation. No contributions or benefits (other than Matching Contributions) shall be conditioned upon a Participating Member's Elective Deferrals. Elective Deferrals made by a Participating Member shall be subject to the limitations set forth in Section 6.7.

                  (a) A Participating Member shall be afforded a reasonable period at least twice each calendar year, during which he may elect to commence Elective Deferrals. Such election may not be made retroactively. A Participating Member's election to commence Elective Deferrals will remain in effect until modified or terminated.

                  (b) A Participating Member may elect to increase the amount or frequency of his Elective Deferrals on the first day of each month.

                  (c) A Participating Member may elect to decrease or terminate an election at any time.

         6.3 Amount of Matching Contributions. The Company will make Matching Contributions on behalf of all Members who make Elective Deferrals. The amount of such Matching Contributions shall be determined each year by the Company and allocated pro rata according to a Member's Elective Deferrals not in excess of a Company-specified percentage of his Compensation.

                  (a) Matching Contributions are subject to the limitations set forth in Section 6.9. Matching Contributions shall be vested in accordance with
Section 5.1.

                  (b) Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with Section 4.2.

         6.4 Amount of Qualified Non-Elective Contributions. The Company will make Qualified Non-Elective Contributions to the Plan on behalf of all Members. The amount of such Qualified Non-Elective Contributions shall be an amount necessary to satisfy the Actual Deferral Percentage test, Average Contribution Percentage test, or both. In addition, in lieu of distributing Excess Contributions as provided in Section 6.7(h), or Excess Aggregate Contributions as provided in Section 6.8(i) of the Plan, the Company may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

         6.5 Amount of Voluntary Non-deductible Contributions. No Member shall be permitted to make contributions to the Fund.

         6.6 Excess Elective Deferrals. No Member shall be permitted to have Elective Deferrals made under this Plan, or any other qualified Plan maintained by the Company, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

                  (a) A Member may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Member by notifying the Committee on or before January 31 of the subsequent taxable year of the amount of the Excess Elective Deferrals to be assigned to the Plan.

                  (b) Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Member to whose Elective Deferral Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

                  (c) Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of:

                           (i) income or loss allocable to the Member's Elective
                  Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Member's Excess Elective Deferrals for the year and the denominator is the Member's Elective
                  Deferral Account balance without regard to any income or loss occurring during such taxable year; and

                           (ii) 10% of the amount determined under (i)
                  multiplied by the number of whole calendar months between the end of the Member's taxable year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of such month.

         6.7      Actual Deferral Percentage Test.

                  (a) The Actual Deferral Percentage for Members who are Highly Compensated Employees for each Plan Year and the ADP for Members who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                           (i) The ADP for Members who are Highly Compensated
                  Employees for the Plan Year shall not exceed the ADP for Members who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                           (ii) The ADP for Members who are Highly Compensated
                  Employees for the Plan Year shall not exceed the ADP for Members who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Members who are Highly Compensated Employees does not exceed the ADP for Members who are Non-Highly Compensated Employees by more than 2 percentage points.

                  (b) The ADP for any Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions if treated as Elective Deferrals for purposes of the ADP test) allocated to his accounts under 2 or more arrangements described in Code Section 401(k), that are maintained by the Company, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in 2 or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (c) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Members as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

                  (d) For purposes of determining the ADP of a Member who is 5% Owner or one of the 10 most highly-paid Highly Compensated Employees, the Elective Deferrals

(and Qualified Non-Elective Contributions if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of Member shall include the Elective Deferrals (and, if applicable, Qualified Non-Elective Contributions) and Compensation for the Plan Year of family members (as defined in Code Section 414(q)(6)). Family members, with respect to such Highly Compensated Employees, shall be disregarded as separate Members in determining the ADP both for Members who are Non-Highly Compensated Employees and for Members who are Highly Compensated Employees.

                  (e) For purposes of determining the ADP test, Elective Deferrals and Qualified Non-Elective Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

                  (f) The Company shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contribution, used in such test.

                  (g) The determination and treatment of the ADP amounts of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (h) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Members to whose accounts such Excess Con tributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Company maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Members who are subject to the family member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations.

                  (i) Excess Contributions (including amounts recharacterized) shall be treated as Annual Additions under Section IV of the Plan.

                  (j) Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of:

                           (i) income or loss in the Member's Elective Deferral
                  Account (and, if applicable, the Qualified Non-Elective Contribution Account) for the Plan Year multiplied by a fraction, the numerator of which is such Member's Excess Contributions for the year and the denominator of which is the Member's Elective Deferral Account balance (and the Qualified Non-Elective Contribution Account, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during the Plan Year; and

                           (ii) 10% of the amount determined under (i)
                  multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

Excess Contributions shall be distributed from the Member's Elective Deferral Account in proportion to the Member's Elective Deferrals for the Plan Year. Excess Contributions shall be distributed from the Member's Qualified Non-Elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Member's Elective Deferral Account.

         6.8      Average Contribution Percentage Test.

                  (a) The Average Contribution Percentage for Members who are Highly Compensated Employees for each Plan Year and the ACP for Members who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                           (i) The ACP for Members who are Highly Compensated
                  Employees for the Plan Year shall not exceed the ACP for Members who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                           (ii) The ACP for Members who are Highly Compensated
                  Employees for the Plan Year shall not exceed the ACP for Members who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2, provided that the ACP for Members who are Highly Compensated Employees does not exceed the ACP for Members who are Non-Highly Compensated Employees by more than 2 percentage points.

                  (b) If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Company and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The Aggregate Limit shall be the sum of: (a) 125% of the greater of the ADP of Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and
(b) the lesser of 200% or 2 plus the lesser of such ADP or ACP. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

                  (c) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Company to which Matching Contributions are made are treated as one plan for purposes of Code Section 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Company to which Matching Contributions are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (c) only if they have the same plan year.

                  (d) For purposes of this Section, the Contribution Percentage for any Member who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under 2 or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if the total of such Contribution Percentage Amount was made under each plan. If a Highly Compensated Employee participates in 2 or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (e) For purposes of determining the Contribution Percentage of a Member who is a 5% owner or one of the 10 highest-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Member shall include the Contribution Percentage Amounts and Compensation for the Plan Year of family members (as defined in Code Section 414(q)(6)). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Members who are Non-Highly Compensated Employees and for Members who are Highly Compensated Employees.

                  (f) For purposes of determining the ACP test, Matching Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

                  (g) The Company shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions used in such test.

                  (h) The determination and treatment of the Contribution Percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                           (i) Notwithstanding any other provision of this Plan,
                  Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year), to the Highly Compensated Employee having the highest actual contribution ratio, his portion of Excess Aggregate Contributions (and income allocable to such contributions) until either one of the tests set forth in paragraph (a) above is satisfied or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Employee having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in paragraph (a) above is satisfied. Excess Aggregate Contributions shall be allocated to Members who are subject to the family member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Company maintaining the Plan with respect to those amounts.

                  (i) Excess Aggregate Contributions shall be treated as Annual Additions under Section IV.

                  (j) Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of:

                           (i) income or loss allocable to the Member's Matching
                  Contribution Account and Qualified Non-Elective Contribution Account, to the extent amounts therein are not used in the ADP test, and Elective Deferral Account for the Plan Year multiplied by a fraction the numerator of which is such Member's Excess Aggregate Contributions for the year and the denominator of which is the Member's account balances attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and

                           (ii) 10% of the amount determined under (i)
                  multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

                  (k) Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Non-Highly Compensated Employees or applied to reduce Company Contributions, as elected by the Company.

                  (l) Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro-rata basis from the Member's Matching Contribution Account (and, if applicable, the Qualified Non-Elective Contribution Account or Elective Deferral Account, or both).

                  (m) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Company to which Matching Contributions are made are treated as one plan for purposes of Code Section 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Company to which Matching Contributions are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (m) only if they have the same plan year.

         6.9 Allocation and Valuation. A Member's accrued benefit derived from Elective Deferrals and Qualified Non-Elective Contributions is nonforfeitable. An Elective Deferral Account, Qualified Non-Elective Contribution Account and Matching Contribution Account will be maintained for each Member. Each Account will be established and credited with the applicable contributions and earnings thereon in a manner analogous to that set forth in Section IV.

         6.10     Distribution (Normal and Hardship).

                  (a) Elective Deferrals and Qualified Non-Elective Contributions and income allocable to each are not distributable to a Member or his beneficiary or beneficiaries, in accordance with such Member's or beneficiary's or beneficiaries' election, earlier than upon separation from service, death or disability. Notwithstanding the foregoing, such amounts may also be distributed in accordance with paragraphs (b) and (c) below.

                  (b) Amounts described in (a) above may also be distributed upon:

                           (i) termination of the Plan without the establishment
                  of another defined contribution plan;

                           (ii) the disposition by a corporation to an unrelated
                  corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets; and

                           (iii) the disposition by a corporation to an
                  unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

                  (c) Distribution of Elective Deferrals (and earnings thereon accrued as of December 31, 1988), Profit Sharing, Matching and Rollover contributions, subject to a

$1,000 minimum amount, may be made to a Member in the event of hardship. For purposes of this Section, hardship is defined as an immediate and heavy financial need of the Member where such Member lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417.

                           (i) The following are the only financial needs
                  considered immediate and heavy:

                                    (i) expenses incurred or necessary for
                           medical care, described in Code Section 213(d), of the Member, the Member's Spouse, children, or dependents;

                                    (ii) the purchase (excluding mortgage
                           payments) of a principal residence for the Member;

                                    (iii) payment of tuition, related
                           educational fees, and room and board expenses for the next twelve months of post-secondary education for the Member, the Member's Spouse, children or dependents; or

                                    (iv) the need to prevent the eviction of the
                           Member from, or a foreclosure on the mortgage of the Member's principal residence.

                           (ii) A distribution will be considered as necessary
                  to satisfy an immediate and heavy financial need of the Member only if:

                                    (A) the Member has obtained all
                           distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Company;

                                    (B) all plans maintained by the Company
                           provide that the Member's Elective Deferrals (will be suspended for 12 months after the receipt of the hardship distribution;

                                    (C) the distribution is not in excess of the
                           amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                                    (D) all plans maintained by the Company
                           provide that the Member may not make Elective Deferrals for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such taxable year less the amount of such Member's Elective Deferrals for the taxable year of the hardship distribution.

                  (d) Distributions under this Section 6.10 shall be made to a Member from his Accounts in the following order with each Account balance being reduced to $0 before distributions may be made from the next succeeding Account:
Elective Deferral, Rollover, Qualified Non-Elective, Matching and Profit
Sharing.

SECTION VII.               TOP HEAVY PLAN RULES

         7.1 General Rule. Notwithstanding any provision in the Plan to the contrary, for any Plan Year in which the Plan is determined to be a Top Heavy Plan, the provisions of this Section VIA shall become effective.

         7.2 Determination of Top Heavy Status. The Plan will be considered a Top Heavy Plan for the Plan Year, if as of the Determination Date:

                  (a) the Top-heavy ratio for this Plan exceeds 60% and the Plan is not part of any Aggregation Group (within the meaning of Code Section 416(g)(2)), or

                  (b) the Plan is part of an Aggregation Group (within the meaning of Code Section 416(g)(2)) and the Top-heavy ratio for such Aggregation Group exceeds 60%.

                  (c)      Top-heavy ratio shall mean:

                           (i) If the Company maintains one or more defined
                  contribution plans (including any Simplified Employee Pension
                  Plan) and the Company has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy ratio for this Plan alone or for the Aggregation Group (within the meaning of Code Section 416(g)(2)) as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Code
                  Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-heavy ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

                           (ii) If the Company maintains one or more defined contribution plans (including any Simplified Employee Pension
                  Plan) and the Company maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-heavy ratio for any Aggregation Group (within the meaning of Code Section 416(g)(2)) as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all members, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all members as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-heavy ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

                           (iii) For purposes of (i) and (ii) above, the value
                  of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Member (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Company maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         The accrued benefit of a Member other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

                  (d) For purposes of this Section 6A.2, Determination Date shall mean for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

                  (e) 'Aggregation Group' means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                           (i) For purposes of this Section 6A.2, Required
                  Aggregation Group shall mean (i) each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Company which enables a plan described in (i) to meet the requirements of Code Sections 401(a) or 410.

                           (ii) For purposes of this Section 6A.2, Permissive
                  Aggregation Group shall mean the Required Aggregation Group of plans plus any other plan or plans of the Company which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Section 401(a)(4) and 410.

         7.3 Minimum Contribution. Instead of the allocation of Company contributions to Member's Profit Sharing Accounts provided in Section 4.1 and the allocation of forfeitures provided in Section 4.2, the Company's contribution and forfeitures for the Plan Year shall be allocated to the Member's Profit Sharing Accounts of Participating Members in accordance with the following, subject to the provisions of Section 4.5.

                  (a) The Company's contribution for each Plan Year shall be allocated first to the Profit Sharing Accounts of Participating Members according to the ratio that such Participating Member's Compensation for the year bears to the compensation of all Participating Members for the Plan Year. The sum of the allocations under this paragraph (a) and under Section 4.2 shall not exceed 3% of such Member's Compensation. The minimum contribution under this subparagraph (a) shall be made on behalf of each Non-Key Employee who is employed on the last of the Plan Year without regard to whether or not such Employee has completed 1,000 Hours of Service, his Compensation or whether such Employee has made any contribution to the Plan in such Plan Year.

                  (b) The Company's contribution for each Plan Year shall be allocated to the Profit Sharing Accounts of Participating Members who earned "excess compensation" for such year. Such allocation shall be made on a pro rata basis according to the ratio that a Participating Member's "excess compensation" for the year bears to the "excess compensation" of all participating Members for the year. However, the portion of the Company's contribution to be allocated pursuant to this paragraph shall not exceed 3% of the "excess compensation" of all Participating Members for the year.

                  (c) That part of the Company's contribution which is in excess of the amounts allocated under paragraphs (a) and (b) shall be allocated to the Members' Profit

Sharing Account of all Participating Members in the ratio that the sum of each Participating Member's total Compensation plus "excess compensation" bears to the sum of the total Compensation plus "excess compensation" of all Participating Members. The amount allocated pursuant to this paragraph (c) shall not exceed 2.7% of the sum of the total Compensation plus "excess compensation" of all Participating Members.

                  (d) That part of the Company's contribution for the year which exceeds the part of the contribution allocated under paragraph (c) shall be allocated to the Profit Sharing Accounts of all Participating Members according to the ratio that each such Participating Member's compensation for the year bears to the total Compensation of all Participating Members for the year.

                  (e) For purposes of this provision "excess compensation" of a Member shall mean his Compensation in excess of the Social Security Taxable Wage Base in effect on the first day of the Plan Year.

         7.4 Vesting. For any Plan Year in which the Plan is determined to be a Top Heavy Plan pursuant to Section 6A.2, each Member shall have a vested interest in the fair market value of his Profit Sharing Account and Matching Contribution Account determined as of the end of a Plan Year on the basis of
Section 4.9, based upon Years of Service for the Company determined as follows:

          Years of Service                        Percent Vested
          ----------------                        --------------

             less than 2                                 0%
                       2                                20%
                       3                                40%
                       4                                60%
                       5                                80%
                       6                               100%

         To the extent that Section 5.1 of the Plan provides for a greater vesting percentage in a Member's Profit Sharing Account and Matching Contribution Account, such greater vesting percentage shall be applicable to such account rather than the vesting percentage set forth in this Section.

         The vesting schedule set forth above shall not apply to those Members or former Members who are not credited with an Hour of Service on or after the first day of the Plan Year in which the Plan becomes a Top Heavy Plan. Instead, such Members shall continue to vest according to the schedule which was in effect prior to the first day of the Plan Year in which the Plan becomes a Top Heavy Plan.

         If in any year the Plan has been a Top Heavy Plan and in a later year ceases to be a Top Heavy Plan, the Plan shall once again be governed by the vesting schedule set forth in Section 5.1. However, no decrease in any Employee's already vested percentage in his Profit Sharing Account and Matching Contribution Account shall result from such change in vesting schedule. Furthermore, each Participating Member of the Plan on the date the Plan ceases to be a Top Heavy Plan who has a vested interest in his Profit Sharing

Account and Matching Contribution Account balance and has at least three
Years of Service at the expiration of the election period may elect in writing during the election period to have his vested interest in his Profit Sharing Account and Matching Contribution Account balance determined pursuant to the Plan's vesting schedule in effect on the last day of the last year the Plan was a Top Heavy Plan. Any such election shall be irrevocable and shall only be available to Employees who are Members of the Plan at the time such election is made.

         The Member's election period shall commence on the date that it is determined that the Plan is no longer a Top Heavy Plan and shall end 60 days after the latest of:

                           (i) The date that it is determined that the Plan is
                  no longer a Top Heavy Plan.

                           (ii) The effective date of the Plan no longer being a
                  Top Heavy Plan, or

                           (iii) The date the Member receives written notice of
                  an amendment to the vesting schedule from the Company or the Committee describing in detail the change in the vesting schedule and the election provided for by Section 6A.4.

         However, any Participating Member with at least three Years of Service at the expiration of the election period shall automatically remain subject to the vesting schedule set forth in this Section 6A.4 if such schedule is more liberal than the vesting schedule contained in Section 5.1.

SECTION VIII.              INVESTMENT OF FUNDS

         8.1 Vesting. Investment of the Fund shall be at the direction of each Member as to his own Account as provided herein and in the Trust Agreement.

         8.2 Investment Direction by Members. In conjunction with Section 7.1 and irrespective of anything else contained in this Plan to the contrary, the investment of the balance in each Member's Profit Sharing Account, his Rollover Account(s), his Elective Deferral Account, Qualified Non-Elective Contribution Account and Matching Contribution Account shall be controlled solely by the Member who will instruct the Trustee, on forms provided by the Committee as to such investments. The investment options will be limited to those vehicles chosen by the Committee.

         8.3 Accounting Procedure. All earnings and losses with respect to funds in each Member's Account subject to investment by the Members pursuant to
Section 7.2 will be allocated directly to each Member's Account involved irrespective of the provisions of Section IV of this Plan. The Trustee shall ascertain and certify to the Committee the fair market value of each Account as of the end of each Plan Year. In addition, when requested by the Committee, the Trustee shall within fifteen (15) days after the last day of the month certify the fair market value of any or all such Accounts as of the date requested by the Committee. Any costs and/or expenses related to the Committee's and

Trustees' compliance with a Member's direction, pursuant to Section 7.2, shall be borne by such Member's Account.

         8.4 Failure to Direct Investment. In the event that any Member fails to direct the investment of his Account, the Trustee shall invest all such non-directed funds in investments selected by the Trustee from among the vehicles chosen by the Trustee.

SECTION IX.                DISTRIBUTION OF BENEFITS

         9.1 Distribution in General. The value of the Member's Account shall be paid to him at the times, to the extent, and in the manner hereinafter provided in this Section VIII.

         9.2 Death or Disability. Upon the death of a Member or former Member or upon the Total Disability of a Member while employed by the Company, the value of the Member's Account determined under Section 4.10, shall become payable in the manner hereinafter provided. Proof of death or Total Disability satisfactory to the Committee must be furnished prior to any payment.

         9.3 Valuation and Retirement Options. When a Member's service is terminated on or after his Normal Retirement Age, the value of the Member's Account determined under Section 4.10, shall become payable to him. If the Member remains in the Company's employ subsequent to the normal retirement date, subject to the provisions of Sections 2.2 and 4.3, he shall share in all contributions made in his behalf up to the end of the Plan Year in which actual termination of employment occurs and he shall be entitled to receive his retirement benefits only after death, Total Disability or actual termination of employment, or if earlier, April 1 of the calendar year after the calendar year in which the Member attains age 70 1/2.

         9.4 Form of Benefit.

             I. For Members Whose Employment Commences On Or After January 1, 1988.

              (a) When the Account of any Member becomes payable, the value of his Account shall be paid in the form of either a lump sum distribution or in equal installment payments, as such Member (or such beneficiary, in the event of death of the Member, if no choice of payment methods was made by the Member or if the beneficiary wishes to change the payment method selected by the Member) shall request. The Member or beneficiary, as applicable, shall notify the Committee in writing of his election of method of distribution within sixty days of the event in Section 8.2 or 8.3 which causes amounts to become payable under
Section 8.4.

         Any designation of the method of distribution shall be by written notice filed with the Committee on forms supplied by it or by other means selected by the Committee. The Committee, with the consent of the Member or beneficiary, shall have the right to accelerate distributions under any method of distribution selected by the Member or beneficiary.

         Equal installment payments which the Member, or beneficiary, as applicable, may select shall be the payment of equal annual, quarterly or monthly installments over a period not to exceed the period permitted by paragraph (b) or (c), as applicable, with the first installment to be paid within 60 days after the end of Plan Year in which actual termination of employment or death occurred, or such later starting time as the Member may select, within the constraints set forth in paragraph (b) or (c), as applicable.

         If a Member dies before all the funds in his Account have been distributed to him, the remaining balance shall be paid or made available to the designated beneficiary or the beneficiary otherwise determined according to the provisions of Section 8.8, in the form of a lump sum or equal installment payments as the Member (or such beneficiary, if no choice of payment methods was made by the Member or if the beneficiary wishes to change the payment method selected by the Member) shall request in a signed writing. The method of payment so selected by the beneficiary may be any of the methods listed above.

                  (b) Notwithstanding the provisions of paragraph (a), no payment method shall fail to comply with the provisions of Code Section 401(a)(9) and the regulations thereunder including the incidental death benefit regulations. Such Code and regulation provisions shall override any provisions of the Plan which are inconsistent therewith.

                           (i) Distributions of the Member's Account shall
                  commence not later than the Required Beginning Date. The Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2.

                           (ii) Distributions shall be made over a period not
                  extending beyond the longest of the life of the Member, the life of the Member and a designated beneficiary, the life expectancy of the Member, and the life expectancy of the Member and his designated beneficiary. The Member shall have the right to elect, no later than the Required Beginning Date, whether or not life expectancy of the Member (and his spouse, if the spouse is his beneficiary) will be recalculated annually in the manner prescribed by Treasury regulations. Any such election shall become irrevocable on the Required Beginning Date. In the absence of an election by the Required Beginning Date, life expectancy shall be recalculated annually in accordance with Treasury regulations.

                  (c) Notwithstanding the provisions of paragraph (a), if a Member dies prior to the distribution of any portion of his Account, no payment method shall fail to comply with the provisions of this paragraph (c).

                           (i) The Member's Account shall be distributed to the
                  beneficiary(ies) of the Member within 5 years of the death of the Member.

                           (ii) However, if any portion of such Account is
                  distributable to a designated beneficiary (as such term is defined in Treasury regulations), the 5-year distribution rule shall not apply to such portion if the designated beneficiary so elects and distributions begin no later than December 31 of the calendar year following the calendar year in which the Member died in the case of a non-spouse beneficiary; and the Spousal Required Beginning Date in the case of a designated beneficiary who is the Member's spouse. If the election is made, such portion may be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such designated beneficiary).

                           (iii) However, if the designated beneficiary is the
                  Member's Spouse, the requirement that distributions commence within one year of the Member's death shall not apply. In lieu thereof, such distribution must commence no later than the later of December 31 of the calendar year immediately following the year in which the Member died and December 31 of the year in which the Member would have attained age 70 1/2 ("the Spousal Required Beginning Date"). The Member's Spouse shall have the right to elect whether or not to have his life expectancy recalculated prior to the Spousal Required Beginning Date in accordance with Treasury regulations. Any such election shall become irrevocable on the Spousal Required Beginning Date. In the absence of an election received from the Spouse prior to the Spousal Required Beginning Date, such Spouse's life expectancy shall be recalculated annually in accordance with Treasury regulations. If the surviving Spouse dies before the distributions to such Spouse begin, then the 5-year distribution requirement of subparagraph (i) shall apply as if the Spouse were the Member.

                  (d) Notwithstanding the provisions of paragraph (a), if a Member dies after payments to the Member commence subject to the rules of paragraph (b), the portion of the Account of such Member remaining at the Member's death shall be distributed at least as rapidly as under the method of payment being used before the Member's death which complies with the requirements of paragraph (b).

                  II. For Members Whose Employment Commenced Prior to January 1,
                      1988.

                  (a) When the Account of any Member becomes payable, the Member may elect to have the value of his Account paid in one of the following forms rather than a lump sum:

                           (i) Payment of substantially equal monthly, quarterly
                  or annual installments over a period not to exceed the period permitted by this Section, with the first installment to be paid before the end of Plan Year after which actual termination of employment or death occurred, or such later starting time as the Member may select, within the constraints set forth in this Section, as applicable.

                           (ii) An annuity for the life of the Member as
                  described below.

                  (b) 1. If a Member elects an annuity form of payment, in accordance with paragraph (a)(ii) above and the Member is married on the "Annuity Starting Date", he will be paid in the form of a Qualified Joint and Survivor Annuity. A Member who elects an annuity form of payment, in accordance with paragraph (a)(ii) above, and is unmarried on the "Annuity Starting Date" will be paid in the form of an annuity for his life. Except where an earlier date is required, payments shall commence no later than the 60th day following the close of the Plan Year in which the event in Section 8.2 or 8.3 causing such amounts to become payable occurs, unless the Member elects a later starting date permitted under this Section.

                           2. For purposes of this Section, the "Annuity
Starting Date" means the first day of the first period for which an amount is paid as an annuity (whether by reason of retirement or Total Disability) or any other form.

                           3. The Committee shall provide each Member no less
than 30 days and no more than 90 days prior to the Annuity Starting Date a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity (or, if the Member is unmarried, the life annuity), and (ii) the rights of the Member's spouse. The Member shall also be furnished a general description of the eligibility, conditions, and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan.

                           4. If the value of the Member's Account determined
under Section 4.10 does not exceed $3,500 at the time of an event causing such Account to become payable to the Member under this Section 8.4, the Qualified Joint and Survivor Annuity form of benefit (or, if applicable, the life annuity form of benefit) shall not be made available to the Member. If any contribution under Section 3.1 is made to the Member's Account after payment under the preceding sentence, it shall be distributed within 30 days after it is made to the Member's Account.

                  (c) In the event a Member duly elects pursuant to paragraph
(a) above not to receive the value of his Account in a lump sum, or in the event of the Member's death, the value of his Account shall be paid to the Member or his surviving designated beneficiary or the beneficiary otherwise determined according to the provisions of Section 8.8, in such alternative form of payment, as such Member (or such beneficiary, in the event of death of the Member, if no choice of payment methods was made by the Member or if the beneficiary wishes to change the payment method selected by the Member) shall request from the forms set forth below. The Member or beneficiary, as applicable, shall notify the Committee in writing of any alternative payment method he has selected before the end of the "notification period". The notification period shall be:

                           1. In the case of a living Member, the period ending
                  on the Annuity Starting Date.

                           2. In the case of a deceased Member, the period
                  beginning on the date of the Member's death and ending on the sixtieth day after the close of the Plan Year in which the Committee learns of the Member's death.

         The methods of payment which the Member, beneficiary, or Committee, as applicable, may select shall include:

                           (i) Payment of substantially equal monthly, quarterly
                  or annual installments over a period not to exceed the period permitted by this Section, with the first installment to be paid before the end of Plan Year after which actual termination of employment or death occurred, or such later starting time as the Member may select, within the constraints set forth in this Section, as applicable.

                           (ii)     An annuity for the life of the Member.

         If a Member dies before all the funds in his Account have been distributed to him, and such funds were not being distributed in a life annuity form of benefit, the remaining balance shall be paid or made available to the designated beneficiary or the beneficiary otherwise determined according to the provisions of Section 8.8, in a lump sum or equal installment payments as the Member (or such beneficiary, if no choice of payment methods was made by the Member or if the beneficiary wishes to alter the payment method selected by the Member) shall have requested in a signed writing. If no choice of payment methods was made by the Member and the beneficiary does not select a method of payment within the notification period after the death of the Member, a lump sum distribution will be paid.

         Any designation of the method of distribution shall be by written notice filed with the Committee on forms supplied by it or by other means selected by the Committee. The Committee, with the consent of the Member or beneficiary, shall have the right to accelerate distributions under any method of distribution selected by the Member or beneficiary under this paragraph (c).

                  (d) Notwithstanding the provisions of paragraph (a) or (b), no payment method shall fail to comply with the provisions of Code Section 401(a)(9) and the regulations thereunder including the incidental death benefit regulations. Such Code and regulation provisions shall override any provisions of the Plan which are inconsistent therewith.

                           (i) Distributions of the Member's Account shall
                  commence not later than the Required Beginning Date. The Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2.

                           (ii) Distributions shall be made over a period not
                  extending beyond the longest of the life of the Member, the life of the Member and a designated beneficiary, the life expectancy of the Member, and the life expectancy of the Member and his designated beneficiary. The Member shall have the right to elect, no later than the Required Beginning Date, whether or not life expectancy of the Member (and his spouse, if the spouse is his beneficiary) will be recalculated annually in the manner prescribed by Treasury regulations. Any such election shall become irrevocable on the Required Beginning Date. In the absence of an election by the Required Beginning Date, life expectancy shall be recalculated annually in accordance with Treasury regulations.

                  (e) Notwithstanding the provisions of paragraph (a) and (b), if a Member dies prior to the distribution of any portion of his Account, no payment method shall fail to comply with the provisions of this paragraph (e).

                           (i) The Member's Account shall be distributed to the
                  beneficiary(ies) of the Member within 5 years of the death of the Member.

                           (ii) However, if any portion of such Account is
                  distributable to a designated beneficiary (as such term is defined in Treasury regulations), the 5-year distribution rule shall not apply to such portion if the designated beneficiary so elects and distributions begin no later than December 31 of the calendar year following the calendar year in which the Member died in the case of a non-spouse beneficiary; and the Spousal Required Beginning Date in the case of a designated beneficiary who is the Member's spouse. If the election is made, such portion may be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such designated beneficiary).

                           (iii) However, if the designated beneficiary is the
                  Member's Spouse, the requirement that distributions commence within one year of the Member's death shall not apply. In lieu thereof, such distribution must commence no later than the later of December 31 of the calendar year immediately following the year in which the Member died and December 31 of the year in which the Member would have attained age 70 1/2 ("the Spousal Required Beginning Date"). The Member's Spouse shall have the right to elect whether or not to have his life expectancy recalculated prior to the Spousal Required Beginning Date in accordance with Treasury regulations. Any such election shall become irrevocable on the Spousal Required Beginning Date. In the absence of an election received from the Spouse prior to the Spousal Required Beginning Date, such Spouse's life expectancy shall be recalculated annually in accordance with Treasury regulations. If the surviving Spouse dies before the distributions to such Spouse begin, then the 5-year distribution requirement of subparagraph (i) shall apply as if the Spouse were the Member.

                  (f) Notwithstanding the provisions of paragraphs (a) and (b), if a Member dies after payments to the Member commence subject to the rules of paragraph (d), the portion of the Account of such Member remaining at the Member's death shall be distri buted at least as rapidly as under the method of payment being used before the Member's death which complies with the requirements of paragraph (d).

                  (g) All annuity contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity contract purchased for or distributed to a Member or a Member's spouse shall comply with all of the requirements of the Plan.

         9.5 Termination of Employment Other Than Because of Death, Total Disability or Retirement.

        I.     For Members Whose Employment Commences On Or After January 1,
               1988.

         In the event a Member's employment is terminated for a reason other than death, Total Disability or retirement, the amount to which he has a vested interest standing to his credit in his Account, determined under Section 4.10 shall be distributed to him or to his surviving designated beneficiary (as the case may be) as follows:

                  (a) In a lump sum as set forth in Section 8.4(a), beginning on the first payment date, to be selected by the Member.

                  (b) In equal installments as set forth in Section 8.4(a).

                  If the Member's vested benefit does not exceed $3,500, then the Committee shall automatically distribute the Member's vested benefit to him in a lump sum as soon as practicable after termination of employment, and after completion of the valuation of the Plan as set forth in Section 4.10.

         Any former Member who receives a distribution of his vested benefits attributable to Company contributions pursuant to this paragraph, who once again qualifies as a Member of the Plan subsequent to his being rehired may buy back into the Plan and restore his Profit Sharing Account balance by paying to the Trustee in cash the full amount of the distribution he received under this paragraph. The Member's restored Profit Sharing Account shall equal the sum of
(i) the amount paid back to the Trustee by the Member, plus (ii) the amount of the unvested portion of the Member's Profit Sharing Account not distributed to the Member under this paragraph. In order for a rehired Employee who once again qualifies as a Member to buy back into the Plan, he must not have been 100% vested at the time of termination of his employment and the Employee must repay the full amount of the distribution no later than the earlier of five years after the first date on which the Member is rehired by the Company or the date of completion of five consecutive One Year Breaks-in-Service commencing after the date of distribution. If the Employee complies with the buy-back rules, the Company shall restore his Profit Sharing Account balance equal to the predistribution account balance, in accordance with Treasury
Regulation Section 1.411(a)-7(d)(6)(iii). Any member who fails to buy back into the Plan within the time limitations herein established shall be deemed to have waived his right to buy back into the Plan.

         If a distribution to a partially vested Member is made prior to the Member's having completed five consecutive One Year Breaks-in-Service pursuant to the above rules, the Committee shall treat such nonvested portion as forfeited as of the end of the Plan Year in which the distribution occurs, subject to the restoration right noted above and the Member shall cease being a Member at the end of the Plan Year in which the distribution occurs.

         If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                           (1) the Committee clearly informs the Member that the
                  Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (2) the Member, after receiving the notice,
                  affirmatively elects a distribution.

         The provisions of paragraphs (b), (c) and (d) of Section 8.4 shall apply to distributions made under this Section 8.5.

        II.   For Members Whose Employment Commenced Prior To January 1,
              1988.

         In the event a Member's employment is terminated for a reason other than death, Total Disability or retirement, the amount to which he has a vested interest standing to his credit in his Account, determined under Section 4.10 shall be distributed to him or to his surviving designated beneficiary (as the case may be) as follows:

                  (a) In a lump sum as set forth in Section 8.4(a), beginning on the first payment date, to be selected by the Member.

                  (b) In equal installments or an annuity as set forth in
Section 8.4(a). If the Member elects to receive his benefit in the form of an annuity in the manner described in Section 8.4(a) in the 90-day period ending on the 60th day after the close of the Plan Year (the "first payment date") in which occurs the former Member's 65th birthday or in which the Committee receives proof prior to such former Member's 65th birthday of his Total Disability, in the form of a Qualified Joint and Survivor Annuity (or an annuity for the life of the Member, if unmarried), commencing with the close of the 90-day period described in this paragraph (b). The Committee shall furnish the Member with the notice required by Section 8.4(a)(3) within a reasonable period prior to the commencement of benefits hereunder.

                  (c) The Member may elect to receive his vested benefit as soon as practicable after termination of employment, and after completion of the valuation of the

Plan as set forth in Section 4.10. If the vested benefit of the Member exceeds (or at the time of any prior distribution exceeded) $3,500, such vested benefit shall be distributed to him, with his written consent.

         If the vested benefit of the Member does not exceed $3,500, then the Committee shall automatically distribute the Member's vested benefit to him in a lump sum as soon as practicable after termination of employment, and after completion of the valuation of the Plan as set forth in Section 4.10.

         Any former Member who receives a distribution of his vested benefits attributable to Company contributions pursuant to this paragraph (c), who once again qualifies as a Member of the Plan subsequent to his being rehired may buy back into the Plan and restore his Profit Sharing Account balance by paying to the Trustee in cash the full amount of the distribution he received under this paragraph (c). The Member's restored Profit Sharing Account shall equal the sum of (i) the amount paid back to the Trustee by the Member, plus (ii) the amount of the unvested portion of the Member's Profit Sharing Account not distributed to the Member under paragraph (c). In order for a rehired Employee who once again qualifies as a Member to buy back into the Plan, he must not have been 100% vested at the time of termination of his employment and the Employee must repay the full amount of the distribution no later than the earlier of five years after the first date on which the Member is rehired by the Company or the date of completion of five consecutive One Year Breaks-in-Service commencing after the date of distribution. If the Employee complies with the buy-back rules, the Company shall restore his Profit Sharing Account balance equal to the predistribution account balance, in accordance with Treasury Regulation Section 1.411(a)-7(d)(6)(iii). Any member who fails to buy back into the Plan within the time limitations herein established shall be deemed to have waived his right to buy back into the Plan.

         If a distribution to a partially vested Member is made prior to the Member's having completed five consecutive One Year Breaks-in-Service pursuant to the above rules, the Committee shall treat such nonvested portion as forfeited as of the end of the Plan Year in which the distribution occurs, subject to the restoration right noted above and the Member shall cease being a Member at the end of the Plan Year in which the distribution occurs.

         If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                           (1) the Committee clearly informs the Member that the
                  Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (2) the Member, after receiving the notice,
                  affirmatively elects a distribution.

         The provisions of paragraphs (d), (e) and (f) of Section 8.4 shall be deemed to modify distributions made under this Section 8.5.

         9.6 Annual Fund Adjustments. Any installments which shall be payable in accordance with 8.4 or 8.5 shall be adjusted annually to reflect increases in the value of the Fund by way of interest, dividends, realized and unrealized gains, and income from other sources and shall bear any realized or unrealized losses and expenses as provided in Section 4.4. Such adjustments shall not affect the manner or intervals of payment. However, this provision shall not cause payments to be reduced below the minimum amount which must be distributed to the Member in order to comply with plan qualification requirements concerning the form of payment as set forth in Section 8.4.

         If a former Member's interest in the Fund is being paid to him in installments, such former Member may direct the Committee to pay the value of the former Member's interest in the Fund to him in a lump sum within 31 days after the end of such month in which the request is made. The provisions of this Section shall not apply to payments made in the form of a life annuity.

         9.7 Death Benefits.

             I. For Members Whose Employment Commences On Or After January 1, 1988.

         Within a reasonable time following the death of a Member or former Member, the sum of the vested portion of the balance of the Member's Account determined under Section 4.10 shall be paid in a lump sum or installments to the beneficiary determined under Section 8.8.

            II.   For Members Whose Employment Commenced Prior To January 1,
                  1988.

         If a married Member or married former Member dies prior to commencement of payment of benefits to such Member and such Member had elected to be paid in an annuity form of benefit, then the sum of the vested portion of the balance of the Member's Account determined under Section 4.10 shall be paid as an annuity for the life of the Spouse, unless the Spouse elects to have the benefit distributed in the form of a lump sum or in equal installments.

         For all other Members or former Members the sum of the vested portion of the balance of the Member's Account determined under Section 4.9 shall be paid in a lump sum or equal installments to the beneficiary determined under
Section 8.8.

         9.8 Designation of Beneficiary.

         A Member shall designate a beneficiary or beneficiaries to receive any benefits which may become payable in the event of his death. If the Member is married, such designation shall be made only with the consent of the Member's Spouse, in the form of a Qualified Spousal Consent, if the beneficiary is other than the Member's spouse. A Member may at any time revoke his designation or change his beneficiary by filing written notification of such change with the Committee. However, the Member's Spouse must again consent in writing in the form of a Qualified Spousal Consent to any such change or revocation. A designation made by a Member while unmarried shall not be given effect if the Member subsequently marries. If a married Member designates a beneficiary other than his Spouse (and does so prior to the Member's normal retirement age and prior to receipt of any benefits under Section 8.4 or 8.5), then such designation shall only be given effect if a General Spouse's Consent is on file with the Committee. The term "beneficiary" as used in the Plan, includes beneficiaries if more than one beneficiary is designated. If there is no beneficiary designated and surviving at the Member's death, payment of any benefit which may become payable in the event of his death shall be made to any one of or jointly to any number of the following surviving relatives of the Member with priority in the order named: (1) spouse, (2) children, (3) parents,
(4) brothers and sisters, (5) nephews and nieces, and (6) the Member's estate. In the event the benefits are paid to a surviving relative or class of relatives, they shall be paid to the first-mentioned relative or class of relatives, if there be such, in order named to the exclusion of all the following relatives or classes named.

         Any designation or change of beneficiary shall be by written notice filed with the Committee on forms supplied by it. A change of beneficiary shall take place only upon the filing of a notice of change with the Committee.

         9.9 Payment to Minors, etc. If any person to whom a benefit is payable hereunder is an infant or if the Committee determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability (whether or not such incompetency has been recognized in a legal proceeding), the Committee shall have power to cause the payments becoming due to such person to be made to another for his benefit without responsibility of the Committee or the Trustee to see to the application of such payments. Any payment made pursuant to such powers shall, as to such payment, operate as a complete discharge of the Fund, the Trustee and the Committee.

         9.10 Commencement of Benefits. Irrespective of any other provision in this Section VIII, unless the Member elects otherwise, the payment of benefits under the Plan to any Member will begin not later than the 60th day after the latest of the close of the Plan Year in which:

                                    (a) the Member attains the earlier of age 65
                           or the Normal Retirement Age specified under the Plan,

                                    (b) occurs the 10th anniversary of the year
                           in which the Member commenced participation in the Plan, or

                                    (c) the Member terminates his service with
                           the Company.

         No Member may elect that benefits commence later than the time specified in Section 8.4.

         9.11 Loans to Members. The Committee is responsible to authorize and administer all loans under the Plan. Upon written application to the Committee specifying the amount, duration and security for the loan, a Member or beneficiary may borrow from the Fund for any reason whatsoever provided that the total amount borrowed from this Plan and all other Plans enumerated in the following sentence shall not at any time exceed the lesser of: (1) $50,000.00, reduced by the highest outstanding balance of all loans from the Plan during the one-year period ending on the day before the date the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (2) one-half (1/2)of the vested interest of such Member's Account. For purposes of the foregoing limitation, all Plans of the Company in which the Member is a Member (and beneficiary is a beneficiary) shall be treated as one Plan and all Plans of Affiliated Companies in which the Member participates (the beneficiary has an account balance) shall be treated as Plans of the Company. The minimum amount of a loan shall be $1,000 and no more than three loans may be outstanding at any time.

         A Member may borrow from his Elective Deferral Account and Rollover Account for any reason, but may only borrow from his Profit Sharing Account, Qualified Non-Elective and Matching Contribution Account in the case of a hardship, the criteria for which will be determined by the Committee in accordance with the provisions of Section 6.10(c)(i). Limitations on the total amount a Member may borrow are always subject to the provisions set forth in the preceding paragraph.

         Loans will be granted in a uniform and nondiscriminatory manner. However, a loan request may be denied for failing to meet any one of the requirements set forth in the following paragraph, for failure to satisfy the spousal consent requirements set forth in this Section 8.11, or for any other reason for denial which commercial lending institutions commonly deny loan requests. If a loan is denied for any reason, a full written explanation will be provided to the Member or beneficiary.

         Any such borrowing shall be permitted only upon the Member's execution of a promise to repay the amount at a reasonable rate of interest as required to comply with Section 408(b) of ERISA and Code section 4975(d)(1); any such loan shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed 5 years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Member shall provide for repayment over a reasonable period of time that may exceed 5 years. All loans shall be repaid on a schedule providing for level amortization determined by the Committee. All such loans shall be nonrenewable. By accepting such a loan, the Member automatically assigns to the Plan as security for the loan his right, title and interest in and to the appropriate portion of his Account (not to exceed the lesser of $50,000.00 or 50% of such Member's vested interest in his Account as of the date the loan is made) plus any additional collateral security as may be required by the Committee in its discretion (such as title to an automobile, a second mortgage on a residence, etc...). A reasonable rate of interest will be determined which will be reflective of the interest rate which would be charged by an independent lending institution with regard to a similar loan. In determining what the final interest rate and additional collateral security, if any, will be, the Committee may consider the creditworthiness of the Member and the security given for the loan.

         If a Member borrows pursuant to this section, the amount of such loan shall be treated for accounting purposes as being taken from the Member's Account in the following order with each Account balance being reduced to $0 before distributions may be made from the next succeeding Account: Elective Deferral, Rollover, Qualified Non-Elective, Matching and Profit Sharing. Any and all investment results which occur in connection with such loan (i.e., installment payments of principal and interest and any losses) shall be allocated directly to the Member's Rollover Account, Elective Deferral Account, Matching Contribution Account, Qualified Non-Elective Account and Profit Sharing Account of the Member who borrows from the Plan and shall not be treated as a general investment of the Fund.

         A default of the loan will occur upon the event of:

                  (a) failure to make a payment within sixty days after the due date of the payment,

                  (b) commencement of any insolvency proceedings by or against the Member, or

                  (c) the death of the Member.

The Member (or beneficiary) will receive notice that the loan is a taxable distribution and will be reported to the Internal Revenue Service.

         If a default occurs or a Member terminates his employment with the Company and the debt remains unpaid when the Member (or beneficiary) is otherwise eligible to receive a distribution, the amount distributable is reduced by the outstanding indebtedness (principal plus interest).

         In the event a Member defaults on any such borrowing, the Committee and the Trustee are specifically directed to immediately take legal action against the defaulting Member by filing suit against the Member for breach of his promise to repay the loan and/or filing suit to obtain title and possession of any and all security pledged as collateral for the loan except that the Committee and the Trustee shall not proceed to acquire the Member's vested interest in his Member's Account for default unless all other legal remedies have been considered and either pursued or rejected on the advice of legal counsel. It is the intention of the Company that a Member's vested interest shall be maintained for that Member free of any alienation except as provided in this Section 8.11 and that a forfeiture of the Member's interest should only be considered a remedy of last resort.

         No married Member shall be permitted to borrow from the Plan without the written consent of the Member's Spouse in the form of a Qualified Spousal Consent. The Member and spouse shall consent to the possible reduction in the Member's plan benefit in the 90-day period before the making of the loan, which could occur if the Member defaults on repayment of the loan and the Member's plan benefit is reduced to satisfy the Member's obligation. Such consent shall acknowledge the effect of the loan.

         No borrowing shall be permitted from a Member's Rollover Account(s) originally attributable to participation in a non-corporate qualified plan without an opinion of counsel to the Company or the Plan that such borrowing will not adversely affect the qualified status of the Plan.

         Trust investments (including investments in residential mortgages) shall not be considered as loans if: (1) such investments are made pursuant to an established written investment program, (2) the amount of the mortgage loan does not exceed the fair market value of the property purchased with the loan proceeds, (3) the mortgage loan was not made as the result of a directed investment, and (4) the loan does not benefit an officer, director or shareholder of the Company or the beneficiaries of such person.

         9.12     Nonalienation of Benefits.

                  (a) No benefit payable under the Plan will, except as otherwise specifically provided by law or herein, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Compliance with the provisions and conditions of a QDRO shall not be considered a violation of this provision.

                  (b) If the Committee receives a qualified disclaimer (as defined in Code Section 2518) from any beneficiary entitled to benefits as a result of and within 9 months after the death of a Member, such benefits shall instead be paid to an alternate beneficiary determined according to a valid beneficiary designation made by a Member, or if an alternate beneficiary cannot be determined according to such a designation, according to the provisions of
Section 8.8. Payment to an alternate beneficiary on account of receipt of a qualified disclaimer shall not be treated as a violation of paragraph (a) of this section.

         9.13 Receipt of Domestic Relations Order. If the Committee receives a domestic relations order (as defined in Code Section 414(p)), the Committee shall promptly notify the Member and any spouse, former spouse, child or other dependent of the Member who is recognized by the order as having a right to receive all, or a portion of, the benefits payable to the Member under the Plan ("alternate payee") of the Plan's procedures for determining the qualified status of such order. Within a reasonable time after receipt of such order, the Committee shall notify the Member and alternate payee of its determination whether the domestic relations order is a QDRO. While making its determination, the Committee shall segregate in a separate account in the Plan the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a QDRO. If within 18 months of receipt, the order is determined to be a QDRO, the Committee shall pay the segregated amounts to the person or persons entitled thereto under the order. If within 18 months of receipt the order is determined not to be a QDRO, the Committee shall treat the segregated account as belonging to the Member in accordance with the other provisions of this Section 8.13, and shall pay to the Member any amounts in the segregated account which would have been paid to him during the period of segregation if no order had been received. If an order is determined to be a QDRO more than 18 months after receipt by the Committee, it shall be applied prospectively from the date of determination. Furthermore, once the domestic relations order is determined to be a QDRO, the alternate payee shall be entitled to

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

designate a beneficiary pursuant to the provisions of Section 8.8 of the Plan with respect to the amounts which have been segregated on his or her behalf.

         To the extent that an order is determined to be a QDRO, Sections 8.4,
8.5 and 8.7 shall be deemed modified, but only to permit payment to the alternate payee.

         9.14 Qualified Spousal Consent. Any spousal consent referred to in this
Section VIII as a Qualified Spousal Consent shall comply with the provisions of this Section 8.14 and shall not be required under those circumstances described in this Section 8.14. A spouse's consent shall be in writing, shall be irrevocable and must acknowledge the effect of such election and be witnessed by a member or agent of the Committee or a notary public. Such consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse or the spouse cannot be located. If the spouse is legally incompetent to give the consent, the spouse's guardian, even if the Member, may give consent. If the Member is legally separated or has been abandoned (within the meaning of local law) and a Member has a court order to such effect, spousal consent shall not be required unless a QDRO provides otherwise. A former Spouse's consent shall not be binding on a new Spouse. Any spousal consent to a Member's waiver of the Qualified Joint and Survivor Annuity or the Qualified Pre-retirement Survivor Annuity must state the specific non-spouse beneficiary who will receive the benefit. Any spousal consent to a Member's waiver of the Qualified Joint and Survivor Annuity must specify the particular optional form of benefit.

         Notwithstanding the foregoing, a Member's Spouse may execute a "General Spouse's Consent" which permits a Member who waives the Qualified Joint and Survivor Annuity to change the designated non-spouse beneficiary or the optional form of benefit without any further spousal consent requirements. A General Spouse's Consent must acknowledge that the Spouse has the right to limit his or her consent to a specific non-spouse beneficiary and a specific optional form of benefit, in the case of a waiver of a Qualified Joint and Survivor Annuity, and that the Spouse voluntarily elects to relinquish such rights. However, a Spouse may execute a General Spouse's Consent that is limited to certain beneficiaries or optional forms of benefit. A General Spouse's Consent to a Member's waiver of a Qualified Joint and Survivor Annuity must be made within the period set forth in Section 8.4(a)(3). A General Spouse's Consent executed prior to October 22, 1986 does not have to meet the requirements of this paragraph.

         9.15     Direct Rollovers.

                  (a) This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

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


        (b) For purposes of this Section the following definitions shall apply:

                           (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                           Section 408(b), an annuity plan described in Code
                           Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                           (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

SECTION X.        THE COMMITTEE

         10.1 Appointment of Committee. The Board of Directors of the Company shall appoint a Committee to administer the Plan consisting of one or more persons who shall serve at the Board's pleasure. The Board of Directors shall fill vacancies on the Committee and shall fix from time to time the compensation of members of the Committee.

         10.2 Adoption of Rules. The Committee shall adopt such rules for the conduct of its business and administration of the Plan as it considers desirable provided that they do not conflict with the Plan.

         10.3 Delegation;Contracting for Services. The Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, investment, advisory, medical, accounting, clerical and other services to carry out the Plan.

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

The costs of such services and expenses of the Committee shall be paid by the Fund except that the Company may, at its option, pay any or all such costs.

         10.4 Construction of the Plan. The Committee may construe the Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan and such action shall be conclusive.

         10.5 Records. The Committee shall keep records reflecting administration of the Plan which shall be subject to audit by the Company. Members may examine records pertaining directly to them.

         10.6 Member's Access to the Committee. The Committee shall make available to each Member a copy of the Plan and Trust after a written request from such Member and such of its records as may pertain to the assets held by the Trustee for the benefit of such Member.

         10.7 Designation of Plan Administrator; Power and Duties of the Committee. The Company is hereby specifically designated as the administrator of this Plan and Trust and, as such, is charged with full and complete liability and responsibility for the administration of the Plan. Each member of the Committee is hereby designated a "named fiduciary" as this term is used in
Section 402 of ERISA. The Committee shall have the discretionary authority to interpret the provisions of the Plan and Trust. Decisions regarding eligibility and payment of benefits shall be made by the Committee in a manner consistent with the provisions of the Plan. Where deemed necessary, the Committee may assign the duties of plan interpretation. Any denial by the Committee of the claim for benefits under the Plan by a Member or beneficiary shall be stated in writing by the Committee and delivered or mailed to the Member or beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Member or beneficiary whose claim for benefits has been denied for a review of the decision denying the claim in the manner set forth in
Section 9.8.

         10.8 Review of Decisions of the Committee. The Company intends that the payment of benefits to a Member under this Plan will be automatic and will not depend on any specific action of the Member. However, any Member or his beneficiary who feels aggrieved by a decision of the Committee with respect to such Member's or beneficiary's rights under the Plan, may submit a written statement to the Committee listing the Member's or beneficiary's position with respect to the matter in question. The Committee may, at its option, invite the Member or beneficiary to attend a Committee meeting to present his position to the Committee or respond in writing to the Member or beneficiary.

         10.9 Reporting and Disclosure. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Member's service, account balances and the percentage of such account balances which are nonforfeitable under the Plan, notifications to Members, annual registration with the Internal Revenue Service, and annual reports to the Department of Labor.

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

         10.10 Indemnification. No Committee member or Trustee guarantees the Fund in any manner against investment loss or depreciation in asset value. The Company shall, to the maximum extent permitted by ERISA, indemnify each Committee member, director, officer, and Employee who is a fiduciary of the Plan and who is a party, or who is threatened with being made a party, to a threatened, pending, or completed action suit, or proceeding, whether civil, criminal, administrative, or investigative (including any such action by or in the right of the Company), by reason of the fact that such person is or was a fiduciary of the Plan, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by such fiduciary in connection with such action, suit, or proceeding. Reasonable expenses incurred in defending any such action, suit, or proceeding shall be paid by the Company in advance of a final disposition of such action, suit, or proceeding, upon presentation of the statements received by him therefor by any such fiduciary of the Plan.

         10.11 Service of Legal Process. Each member of the Committee is hereby designated agent for the Plan for purposes of accepting service of process in any judicial or administrative proceeding. Such service shall be effective if the member is served at 301 Grove Road, Thorofare, NJ 08096-9499.

SECTION XI.                DISTRIBUTION OF BENEFITS

         11.1 Distribution in General. This Plan may be amended by the Company, if as amended, it continues to be for the exclusive benefit of Employees. Any amendment shall be accomplished by a resolution (or, if allowed by applicable corporate law, unanimous written consent) of the Company's board of directors. No amendment shall divest a Member's then vested interest. No amendment to this Plan shall have the effect of eliminating or reducing an early retirement benefit or retirement type subsidy, nor shall any amendment made to this Plan have the effect of eliminating a Section 411(d)(6) protected form of benefit with respect to benefits attributable to service before the amendment except to the extent permitted by regulations of the Internal Revenue Service or other publications of the Internal Revenue Service of general applicability. The rules of Treasury Regulations Section 1.411(d)-4 are incorporated herein for the purpose of determining what is a Section 411(d)(6) protected form of benefit. In the case of a retirement type subsidy, the preceding sentence shall apply only with respect to a Member who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. However, an amendment to this Plan may have the effect otherwise prohibited by the preceding two sentences to the extent the amendment is necessary (1) to satisfy a change in the law regarding plan qualification, if the amendment is timely, the Internal Revenue Service grants relief under Code Section 7805(b), and the elimination or reduction is made only to the extent necessary to enable the plan to continue to satisfy the requirements for qualified plans; or (2) is permitted by Treasury Regulations
Section 1.411(d)-4(b)(2)(ii) relating to multiple forms of qualified joint and survivor annuities. Notwithstanding any other provisions of this Plan, no amendment to this Plan shall be construed in a manner to have the effect prohibited by this Section.

         11.2 Voluntary Termination. (a) The Company intends to continue the Plan indefinitely but reserves the right to terminate it at any time. Upon the complete or partial termination of the Plan or the complete discontinuance of the Company's contributions,

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

the total amounts (including contracts) then standing to the Member's Accounts shall be nonforfeitable and the Fund shall continue to be held for distribution as provided in Sections V, VIII and XI.

                  (b) Notwithstanding paragraph (a), upon the full termination of the Plan, the Company may direct the distribution of the assets of the Fund to Members in a manner which is consistent with and satisfies the provisions of
Section VIII. Distributions to a Member shall be made in cash or in property or through the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 10.1.

         11.3 Liability of the Company. The Company shall have no liability for payments under the Plan or administration of the Fund except to make the contributions required by Section 3.1. Persons entitled shall look solely to the Fund for any payments under the Plan.

         11.4 Plan and Trust Qualification. This Plan and the accompanying Trust Agreement have been qualified under the Code and the lawful rules and regulations of the Secretary of the Treasury or his delegate promulgated thereunder so as to be a tax-free deferred compensation Plan and Trust, contributions to which are deductible by the Company in computing taxable income, and it is intended that they should continue to be so qualified. This Plan, as restated, will be submitted to the Secretary of the Treasury or his delegate for a ruling with respect to such continued qualification. If such authority refuses to rule or withholds his ruling that this Plan and Trust are so qualified, and if this Plan and Trust can in a manner satisfactory to the Company be amended and the favorable ruling of such authority be obtained thereby, the Company reserves the right to so amend and such amendment, anything else in this plan to the contrary notwithstanding, shall be effective July 1, 1996, the same date as if incorporated herein in the first instance unless a different effective date is expressly stated in such amendment.

SECTION XII.               MISCELLANEOUS

         12.1 Plan Creates No Contract of Employment. This Plan shall not confer upon any Employee any right to be continued as such.

         12.2 Exclusive Benefit of Funds. At no time prior to the satisfaction of all liabilities with respect to Members and their beneficiaries shall any part of the corpus or income of the Trust be used for or diverted to purposes other than for the exclusive benefit of Members and their beneficiaries.

         12.3 Transfer from Qualified Funds.

                  (a) With the consent of the Committee, amounts may be transferred from other qualified corporate and non-corporate plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Company, the transfer will not jeopardize the tax exempt status of the Plan or Trust, create adverse tax consequences for the Company or require the Plan to provide any

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

optional form of benefit which it does not already provide. Each such amount transferred shall be set up in a separate account herein referred to as a "Rollover Account(s)". A separate account shall be maintained for each rollover of a given Member. If a rollover is attributable partially to employer contributions and partially to Employee contributions, a separate Rollover Account(s) shall be established for the amounts attributable to each such portion. Such account shall be fully vested at all times and shall not be subject to forfeiture for any reason.

                  (b) For purposes of this Section the term "amounts transferred from another qualified corporate and non-corporate plan" shall mean: (i) amounts transferred to this Plan directly from another qualified corporate and qualified non-corporate plan; (ii) lump sum distributions received by a Member from another qualified Plan which are eligible for tax free rollover treatment and which are transferred by the Member to this Plan within 60 days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which were previously distributed to the Member by another qualified plan (other than an individual retirement account or if transferred prior to January 1, 1984; an H.R. 10 plan) as a lump sum distribution which were eligible for tax free rollover treatment and which were deposited in such conduit individual retirement account within 60 days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the Member from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Member to this Plan within 60 days of his receipt thereof from such conduit individual retirement account. Prior to accepting any transfers to which this Section applies the Committee may require the Member to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Member to provide an opinion of counsel satisfactory to the Company that the amounts to be transferred meet the requirements of this Section.

                  (c) For purposes of this Section, the term "qualified corporate or non-corporate plan" shall mean any tax qualified plan under Code
Section 401(a).

         12.4 Severability of Provisions. It is the Company's intention that this Plan and Trust will meet all of the requirements contained in ERISA and for qualified plans under the Code, and all regulations issued thereunder. Any provision contained herein which does not meet any such requirement is hereby declared null and void as of the effective date of this applicable requirement.

         12.5 Mergers and Consolidation of Plans. If the Plan is merged or consolidated with another Plan or if the assets or liabilities of the Plan are transferred to any other Plan, each Member in the Plan will (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Member would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). Further, all optional forms of benefit which are available to the Member in this Plan shall be available to such Member in the transferee plan at least to the extent of the benefit accrued by the Member in this Plan.

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

         12.6 Exclusive Benefit; Refund of Contributions. The assets of the Plan are intended to be held for the exclusive purposes of providing benefits to participants in the Plan and their beneficiaries and defraying reasonable expenses of administering the Plan. The contributions are not intended to inure to the benefit of the Company; however, as provided in Section 403(c) of ERISA, the Company may require the Committee to return certain contributions, in whole or in part, to the Company in the following instances:

                  (a) In the case of a contribution which is made by the Company by a good faith mistake of fact, the contribution may be recovered within one year after the payment of the contribution. Earnings of the Plan attributable to the excess contributions may not be returned to the Company but any losses attributable thereto must reduce the amount so returned.

                  (b) If the contribution is conditioned upon the deductibility of the contribution under Code Section 404, then to the extent the deduction is disallowed, the contribution may be recovered by the Company within one year after the disallowance of the deduction. Earnings of the Plan attributable to the excess contributions may not be returned to the Company but any losses attributable thereto must reduce the amount so returned.

         12.7 Liquidation of the Company. If at any time the Company is liquidated, the Company shall designate a plan administrator to serve effective after the liquidation of the Company. Such plan administrator shall have authority to exercise all powers granted to the Company and the plan administrator in Articles 9 and 10 and in the Trust Agreement, including, without limitation, the power to amend the Plan and the Trust Agreement. If the Company fails to appoint a plan administrator pursuant to this provision, then the Trustee shall have the power to appoint a plan administrator (which may include the Trustee or any one of the Trustees, if more than one is serving) to act as plan administrator.

         12.8 Location of Member or Beneficiary Unknown. In the event that all, or any portion, of the distribution payable to a Member or his beneficiary hereunder shall, at the expiration of five years after it shall become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Member or his beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to the Plan. In the event a Member or beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

         12.9 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                       50